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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-24621, 33-54577, 33-31812, 33-63273, 33-4583,
333-66415 and 333-58039) of Dell Computer Corporation of our report dated February 10, 2000 appearing on page 28 of this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Austin, Texas
April 10, 2000